                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      March 16, 2005

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



          0-22141                                              38-2606945
(Commission File Number)                       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 4.02(a)  Non-Reliance on Previously issued Financial Statements or Related
              Audit Report or completed Interim Review.

As part of its 2004 year-end closing process, Covansys identified errors that resulted in a restatement of prior period financial statements. Restated financial statements for the years ended December 31, 2003 and 2002 have been included in the 2004 Form 10-K which was filed on March 15, 2005. Management concluded that step-rent charges for the company's headquarters had been incorrectly accrued and that lease expense for prior periods was incorrect. As a result, the Company restated its operating results for the years ended December 31, 2003 and 2002, the effect of which was to reduce income from operations before income taxes by $.1 million in each period. The impact of this matter on our Consolidated Financial Statements for the periods prior to December 31,2001, is reflected in the Company's Consolidated Statement of Shareholders' Equity as an adjustment retained earnings of $1.5 million as of December 31, 2001.

Also as part of its year-end closing process, Covansys performed a calculation of the cumulative temporary difference for property and equipment and capitalized software development costs and concluded that the net deferred tax liability required to be recorded for those difference had been misclassified in its financial statements as contingent tax reserves. The Company also reevaluated its accounting for contingent tax reserves from December 31, 2001 to 2004. To correct errors discovered by this analysis, the Company restated its operating results for the year ended December 31, 2003, the effect of which was to increase net income by $.3 million. There was no impact on net income for the year ended December 31, 2002 due to these matters. The impact of this matter on our Consolidated Financial Statements for the periods prior to December 31, 2001, is reflected in the Company's Consolidated Statement of Shareholders' Equity as an adjustment to retained earnings of $1.6 million as of December 31, 2001.

As a consequence of the restatement, the Company's Consolidated Financial Statements for each of the three years in the period ended December 31,2003 that are included in its 2003 Form 10-K/A, and its Form 10-Q's for each of the quarterly periods in 2004 should no longer be relied upon. The Company reached its conclusion regarding non-reliance and identification of the financial statements and years or periods covered that should no longer be relied upon on March 11, 2005. The Company's Audit Committee of its Board of Directors discussed these matters with the Company's independent registered public accounting firm, PricewaterhouseCooper LLP, on March 14,2005.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                  Covansys Corporation

Dated: March 16, 2005

                                                  By: /s/ Thomas E. Lindsey
                                                  Vice President, Controller
                                                  and Chief Accounting Officer